Business Combinations	9 Months Ended
Sep. 30, 2025
Business Combinations [Abstract]
BUSINESS COMBINATIONS

NOTE 3—BUSINESS COMBINATIONS

Heliogen Acquisition

On May 28, 2025, the Company entered into a plan of merger and reorganization agreement with Heliogen, Inc. (“Heliogen”), a renewable-energy technology company that provides solutions for delivering low-carbon energy production by combining commercially proven solar technologies with thermal systems and storage expertise. The transaction was completed on August 8, 2025, under which Heliogen became a wholly owned subsidiary of the Company.

The acquisition of Heliogen aligns with the Company’s strategy to expand its clean-energy platform beyond residential markets into large-scale commercial and industrial energy generation and storage. Additionally, Heliogen is expected to complement the Company’s existing solar operations, create operational synergies, and broaden market reach.

The total consideration transferred consisted entirely of the Company’s class A common stock, issued to Heliogen shareholders at an exchange ratio of 0.9591 shares of the Company for each share of Heliogen common stock, resulting in the issuance of 6,217,612 class A common shares. No contingent consideration was included. In connection with the merger, all outstanding Heliogen SPAC warrants and restricted stock units (“RSUs”) were automatically accelerated and fully vested and were settled in the same equity consideration, net of applicable tax withholding. All stock options and commercial warrants were out-of-the-money and canceled with no value.

The Company accounted for the acquisition using the acquisition method of accounting in accordance with ASC Topic 805, “Business Combinations,” and allocated the purchase price to the assets acquired and liabilities assumed based on their estimated fair values at the acquisition date, with the excess of purchase price over the estimated fair value of the net assets acquired recorded as goodwill. Goodwill is not deductible for tax purposes.

The purchase price was allocated as follows:

Preliminary Allocation
Purchase consideration at fair value:
Class A common stock	$14,424,860

Assets acquired and liabilities assumed at fair value
Cash	$14,596,267
Accounts receivable	305,380
Prepaid expenses and other current assets	1,065,991
Other assets	14,597
Operating lease right-of-use assets	130,225
Goodwill	80,950
Accounts payable	(782,184)
Accrued expenses	(856,141)
Operating lease liabilities	(130,225)
Net assets acquired	$14,424,860

From the date of acquisition, Heliogen contributed revenues of $0 and a net loss of $1,017,239, which are included in the consolidated statement of operations for the three and nine months ended September 30, 2025.

Pro Forma Information

The following unaudited pro forma results presented below include the effects of the Heliogen acquisition as if it had been consummated as of January 1, 2024, with adjustments to give effect to pro forma events that are directly attributable to the acquisition.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net revenues	$23,946,448	$20,707,905	$50,945,678	$59,435,333
Net loss	(13,283,859)	(14,687,424)	(34,716,447)	(55,058,845)

Net loss attributable to class A common stockholders	(14,639,407)	(12,239,262)	(28,850,269)	(48,555,543)
Loss per share attributable to common stockholders – basic and diluted	$(0.50)	$(1.09)	$(1.05)	$(4.90)

These unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of what the actual results of operations would have been if the acquisitions had occurred at the beginning of the period presented, nor are they indicative of future results of operations.